Exhibit 99.1
AVIV REIT, INC. ANNOUNCES SECOND QUARTER 2011 EARNINGS RESULTS
CHICAGO — August 15, 2011 — Aviv REIT, Inc. (“Aviv” or the “Company”) released its earnings for the quarter ended June 30, 2011.
Recent Highlights
•	Total revenues were $27.3 million in the second quarter;
•	Adjusted EBITDA for the second quarter was $22.6 million;
•	Adjusted FFO for the second quarter was $11.8 million;
•	Net Income for the second quarter was $6.5 million;
•	Completed $41.2 million of acquisitions during the second quarter and $77.0 million of investments in 2011 through June 30; and
•	Issued $100 million of 8 year 7.75% senior unsecured notes in April, priced at 102.75%, as an add-on to our $200 million issuance in February, priced at par.
Craig M. Bernfield, Chairman, Chief Executive Officer and President, said, “We are pleased to have achieved another quarter of solid performance, consistent with our expectations. The portfolio is performing very well and is positioned to withstand the current reimbursement environment. CMS’ recently announced SNF final rule was consistent with the April announcement as well as the intent for RUGS IV to be revenue neutral. We anticipate limited impact to our portfolio because only 25% of our operators’ revenue comes from Medicare. It is even more important for our portfolio that Medicaid reimbursement for fiscal year 2012 increased or was flat in each of our top 5 states, and in 22 of our 25 states. Our operator and state diversification strategy helps to mitigate the effects of changes in reimbursement.”
Conference Call
A conference call to discuss the 2011 second quarter earnings will take place on August 18, 2011 at 1:00 p.m. central daylight time / 2:00 p.m. eastern daylight time. The dial-in number for the conference call is 877-941-8609 (480-629-9692 for international access) and a replay of the call will be available through September 1, 2011 at 800-406-7325, access code 4464155.
About Aviv
Aviv has been one of the largest owners of skilled nursing and other healthcare properties in the United States for over 30 years. At June 30, 2011, the Company’s portfolio consisted of 200 properties which are triple-net leased to 31 operators in 25 states.

Forward-Looking Statements
This press release may include forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “intends,” “continue” or similar terminology. These forward-looking statements are made based on our current expectations and beliefs concerning future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that could cause our actual results to differ materially from those matters expressed in or implied by these forward-looking statements. These uncertainties include, but are not limited to, uncertainties relating to the operations of our tenants, including those relating to reimbursement by government and other third-party payors, compliance with regulatory requirements and occupancy levels, regulatory, reimbursement and other changes in the healthcare industry, the performance and reputation of our tenants, our ability to successfully engage in strategic acquisitions and investments, the effect of general market, economic and political conditions, the availability and cost of capital, changes in tax laws and regulations affecting REITs and our ability to maintain our status as a REIT. Important factors that could cause actual results to differ materially from our expectations include those disclosed under “Risk Factors” and elsewhere in filings made by Aviv REIT, Inc. and Aviv Healthcare Properties Limited Partnership with the Securities and Exchange Commission.
Note Regarding Non-GAAP Financial Measures
This release includes financial measures, including Adjusted EBITDA and Adjusted FFO, that are derived on the basis of methodologies other than in accordance with generally accepted accounting principles (GAAP). These measures are non-GAAP measures that may be calculated differently from measures used by other companies and should not be considered measures of liquidity, alternatives to net income or indicators of any other performance measure determined in accordance with GAAP, nor are they indicative of funds available to fund our cash needs, including our ability to make payments on our indebtedness. See “Supplemental Information and Reconciliation of Financial Measures” below for the definitions of, and additional information regarding, these measures and reconciliations of these measures to the GAAP measures we consider most comparable.
For more information, please contact:
Steven Insoft, Chief Financial Officer at 312-855-0930

Aviv REIT, Inc. and Subsidiaries
Consolidated Balance Sheets

	June 30,	December 31,
	2011	2010
	(unaudited)
Assets
Cash and cash equivalents	$24,738,826	$13,029,474
Deferred rent receivable	30,822,931	30,660,773
Tenant receivables, net	4,170,480	1,168,842
Rental properties and financing leases, at cost:
Land	88,333,715	76,466,020
Buildings and improvements	684,230,073	615,806,273
Assets under direct financing leases	10,847,395	10,777,184

	783,411,183	703,049,477
Less accumulated depreciation	(85,929,763)	(75,948,944)

Net rental properties	697,481,420	627,100,533
Deferred finance costs, net	13,994,132	9,957,636
Loan receivables, net	32,104,535	36,610,638
Other assets	6,909,824	12,872,323

Total assets	$810,222,148	$731,400,219

Liabilities and equity
Accounts payable and accrued expenses	$14,700,368	$6,012,809
Tenant security and escrow deposits	15,226,792	13,658,384
Other liabilities	29,083,911	25,996,492
Mortgage and other notes payable	511,456,067	440,575,916

Total liabilities	570,467,138	486,243,601
Equity:
Stockholders’ equity
Common stock (par value $0.01; 235,897 and 227,002 shares outstanding, respectively)	2,359	2,270
Additional paid-in-capital	234,445,277	223,838,999
Accumulated deficit	(9,557,013)	(2,261,839)
Accumulated other comprehensive income	552,913	2,188,155

Stockholders’ equity	225,443,536	223,767,585
Noncontrolling interests	14,311,474	21,389,033

Total equity	239,755,010	245,156,618

Total liabilities and equity	$810,222,148	$731,400,219

Aviv REIT, Inc. and Subsidiaries
Consolidated Statements of Operations

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
	(unaudited)
Revenues
Rental income	$24,112,746	$21,271,652	$43,802,837	$42,421,987
Tenant recoveries	1,836,064	1,682,182	3,525,060	3,211,236
Interest on loans to lessees — capital expenditures	520,905	511,405	927,602	962,073
Interest on loans to lessees — working capital and capital lease	828,110	876,367	1,753,522	1,556,897

Total revenues	27,297,825	24,341,606	50,009,021	48,152,193

Expenses
Rent and other operating expenses	191,141	115,646	392,805	284,976
General and administrative	3,542,963	2,685,208	7,011,539	4,109,456
Real estate taxes	2,013,361	1,707,069	3,702,455	3,312,499
Depreciation	5,182,251	4,435,289	9,980,819	8,797,190

Total expenses	10,929,716	8,943,212	21,087,618	16,504,121

Operating income	16,368,109	15,398,394	28,921,403	31,648,072

Other income and expenses:
Interest and other income	827,253	(7,366)	832,868	55,932
Interest expense	(9,359,466)	(5,047,080)	(16,915,651)	(10,912,396)
Change in fair value of derivatives	—	1,121,276	—	2,441,997
Amortization of deferred financing costs	(650,444)	(139,295)	(1,329,439)	(278,590)
Earnout accretion	(66,726)	—	(66,726)	—
Loss on extinguishment of debt	(663,505)	—	(3,806,513)	—

Total other income and expenses	(9,912,888)	(4,072,465)	(21,285,461)	(8,693,057)

Net income	6,455,221	11,325,929	7,635,942	22,955,015
Distributions and accretion on Class E Preferred Units	—	(4,019,317)	—	(8,018,087)
Net income allocable to common units of Partnership/noncontrolling interests	(2,943,762)	(7,306,612)	(3,482,204)	(14,936,928)

Net income allocable to stockholders	$3,511,459	$—	$4,153,738	$—

Net income	$6,455,221		$7,635,942
Unrealized loss on derivative instrument	(3,586,630)		(3,077,996)

Total comprehensive income	$2,868,591		$4,557,946

Net income allocable to stockholders	$3,511,459		$4,153,738
Unrealized loss on derivative instrument, net of noncontrolling interest portion of $1,674,706 and $1,442,754, respectively	(1,911,924)		(1,635,242)

Total comprehensive income allocable to stockholders	$1,599,535		$2,518,496

Aviv REIT, Inc. and Subsidiaries
Consolidated Statements of Cash Flows

	Six Months Ended June 30,
	2011	2010
	(unaudited)
Operating activities
Net income	$7,635,942	$22,955,015
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	9,980,819	8,797,190
Amortization	1,329,439	278,590
Change in fair value of derivatives	—	(2,441,997)
Deferred rental income, net	(296,146)	(1,237,278)
Rental income from intangible amortization, net	(724,393)	(2,263,298)
Non-cash stock (unit)-based compensation	1,081,085	203,000
Non-cash loss on extinguishment of debt	3,806,513	—
Reserve for uncollectible loan receivables	323,639	—
Accretion of earn-out provision for previously acquired rental properties	66,726	—
Changes in assets and liabilities:
Tenant receivables	(4,266,191)	17,116
Other assets	2,562,218	(772,511)
Accounts payable and accrued expenses	8,632,062	678,563
Tenant security deposits and other liabilities	3,153,499	2,453,520

Net cash provided by operating activities	33,285,212	28,667,910

Investing activities
Purchase of rental properties	(65,919,101)	(3,380,000)
Capital improvements and other developments	(11,109,860)	(4,740,957)
Payment of earn-out provision for previously acquired rental properties	—	(2,000,000)
Loan receivables received from (funded to) others, net	5,447,017	(8,463,408)

Net cash used in investing activities	(71,581,944)	(18,584,365)

Financing activities
Borrowings of debt	313,868,117	—
Repayment of debt	(242,987,966)	(5,169,934)
Payment of financing costs	(9,116,952)	—
Capital contributions	10,000,000	—
Cash distributions to partners	(9,994,770)	(17,440,308)
Cash dividends to stockholders	(11,762,345)	—

Net cash provided by (used in) financing activities	50,006,084	(22,610,242)

Net increase (decrease) in cash and cash equivalents	11,709,352	(12,526,697)
Cash and cash equivalents:
Beginning of period	13,029,474	15,542,507

End of period	$24,738,826	$3,015,810

Supplemental cash flow information
Cash paid for interest	$10,084,582	$11,039,343

Supplemental disclosure of noncash activity
Accrued dividends payable to stockholders	$5,779,477	$—
Accrued distributions payable to partners	$4,843,773	$3,390,685
Earn-out accrual and addition to rental properties	$3,332,745	$8,120,656
Write-off of deferred rent receivable	$3,281,374	$2,233,768

Write-off of in-place lease intangibles, net	$—	$1,224,594
Write-off of deferred financing costs, net	$3,806,513	$—

Supplemental Information and Reconciliation of Financial Measures
We use financial measures in this release that are derived on the basis of methodologies other than in accordance with GAAP. We derive these measures as follows:
•	EBITDA represents net income before interest expense (net), taxes, depreciation and amortization of deferred financing costs.
•	Adjusted EBITDA represents EBITDA before gain/loss on sale of assets, indemnity payments, non-cash stock (unit)-based compensation, loss on debt extinguishment, rental income from intangible amortization and change in fair value of derivatives.
•	The National Association of Real Estate Investment Trusts, or NAREIT, defines FFO as net income (computed in accordance with GAAP), excluding gains from sales of property, plus real estate depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Applying the NAREIT definition to our financial statements results in FFO representing net income before depreciation and gain/loss on sale of assets.
•	Adjusted FFO (AFFO) represents FFO before deferred rental income, rental income from intangible amortization, amortization of deferred financing fees, loss on debt extinguishment, indemnity payments, non-cash stock (unit)-based compensation and change in fair value of derivatives.
Our management uses FFO, Adjusted FFO, EBITDA and Adjusted EBITDA as important supplemental measures of our operating performance and liquidity. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. The term FFO was designed by the real estate industry to address this issue and as an indicator of our ability to incur and service debt. Because FFO and Adjusted FFO exclude depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items and because EBITDA and Adjusted EBITDA exclude certain non-cash charges and adjustments and amounts spent on interest and taxes, they provide our management with performance measures that, when compared year over year or with other real estate investment trusts, or REITs, reflect the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and, with respect to FFO and Adjusted FFO, interest costs, in each case providing perspective not immediately apparent from net income. In addition, we believe that FFO, Adjusted FFO, EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs.
We offer these measures to assist the users of our financial statements in assessing our financial performance and liquidity under GAAP, but these measures are non-GAAP measures and should not be considered measures of liquidity, alternatives to net income or indicators of any other performance measure determined in accordance with GAAP, nor are they indicative of funds available to fund our cash needs, including our ability to make payments on our indebtedness. In addition, our calculations of these measures are not necessarily comparable to similar measures as calculated by other companies that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors should not rely on these measures as a substitute for any GAAP measure, including net income or revenues.
In addition to these non-GAAP financial measures, we present certain statistics in this release regarding our portfolio of properties. These statistics include EBITDAR coverage, EBITDARM coverage, Portfolio Occupancy and Quality Mix, which are derived as follows:
•	EBITDAR coverage represents EBITDAR, which we define as earnings before interest, taxes, depreciation, amortization and rent expense, of our operators for the applicable period, divided by the rent paid to us by our operators during such period.
•	EBITDARM coverage represents EBITDARM, which we define as earnings before interest, taxes, depreciation, amortization, rent expense and management fees charged by the operator, of our operators for the applicable period, divided by the rent paid to us by our operators during such period.
•	Portfolio Occupancy represents the average daily number of beds at our properties that are occupied during the applicable period divided by the total number of beds at our properties that are available for use during the applicable period.

•	Quality Mix represents total revenues from all payor sources, excluding Medicaid revenues, at our properties divided by the total revenue at our properties for the applicable period.
In order to determine EBITDAR and EBITDARM coverage for the period presented, EBITDAR and EBITDARM coverage is stated only with respect to properties owned by us and operated by the same operator for the entire period. Accordingly, EBITDAR and EBITDARM coverage for the twelve months ended March 31, 2011 included 148 of the 187 properties in our portfolio as of March 31, 2011.

Aviv REIT, Inc.
($’s)

	3 Months Ended	3 Months Ended	3 Months Ended	6 Months Ended	6 Months Ended
	6/30/2011	3/31/2011 (1)	6/30/2010	6/30/2011	6/30/2010
Cash Rental & Loan Interest Income
Total Revenues (2)	27,297,825	22,711,196	24,341,606	50,009,020	48,152,193
Adjusted For:
Deferred Rental Income (2)	(1,462,068)	1,165,922	(1,141,885)	(296,146)	(1,237,278)
Rental Income from Intangible Amortization	(362,196)	(362,196)	(492,633)	(724,393)	(2,263,298)
Real Estate Tax Escrows	(1,836,064)	(1,688,996)	(1,682,183)	(3,525,060)	(3,211,236)

Cash Rental & Loan Interest Income	23,637,497	21,825,925	21,024,905	45,463,421	41,440,381

(1)	Q1 2011 is shown for supplemental comparative purposes in light of our recapitalization transactions completed in Q3 2010.

(2)	Includes a $2.2 million non-cash charge to Deferred Rents Receivable in Q1 2011 relating to the transition of 4 facilities to a new operator.

EBITDA

	3 Months Ended	3 Months Ended	3 Months Ended	6 Months Ended	6 Months Ended
	6/30/2011	3/31/2011 (1)	6/30/2010	6/30/2011	6/30/2010
Net Income (3)	6,455,221	1,180,721	11,325,930	7,635,942	22,955,015
Adjusted For:
Interest Expense (4)	9,359,466	7,556,185	5,047,080	16,915,651	10,912,396
Depreciation	5,182,251	4,798,568	4,435,289	9,980,819	8,797,190
Amortization of Deferred Financing Fees	650,445	678,995	139,295	1,329,439	278,590

EBITDA	21,647,383	14,214,469	20,947,594	35,861,851	42,943,191

(3)	Q2 2011 Net Income was reduced by a $0.7 million non-cash Loss on Debt Extinguishment relating to the write-off of deferred financing fees associated with the repayment of approximately $36 million of our mortgage term loan with proceeds from our $100 million add-on Unsecured Notes issuance in Q2. Q1 2011 Net Income was reduced by the $2.2 million non-cash charge to Deferred Rents Receivable discussed in Footnote (2) above and a $3.1 million non-cash Loss on Debt Extinguishment relating to the write-off of deferred financing fees associated with the repayment of $167 million of our mortgage term loan with proceeds of our $200 million Unsecured Notes issuance in Q1.

(4)	Interest Expense in Q2 2011 reflects the issuance of $200 million of Unsecured Notes in Q1 and $100 million of add-on Unsecured Notes in Q2.

Adjusted EBITDA

	3 Months Ended	3 Months Ended	3 Months Ended	6 Months Ended	6 Months Ended
	6/30/2011	3/31/2011 (1)	6/30/2010	6/30/2011	6/30/2010
EBITDA	21,647,383	14,214,469	20,947,594	35,861,851	42,943,191
Adjusted for:
Gain/Loss on Sale of Assets	—	—	—	—	—
Indemnity Payments	143,719	—	492,875	143,719	676,484
Non-cash stock (unit)-based compensation	494,640	586,445	101,500	1,081,085	203,000
Loss on Debt Extinguishment (5)	663,505	3,143,008	—	3,806,513	—
Less:
Rental Income from Intangible Amortization	(362,196)	(362,196)	(492,633)	(724,392)	(2,263,298)
Change in Fair Value of Derivatives	—	—	(1,121,276)	—	(2,441,997)

Adjusted EBITDA	22,587,051	17,581,726	19,928,060	40,168,776	39,117,380

(5)	See Footnote (3).

FFO

	3 Months Ended	3 Months Ended	3 Months Ended	6 Months Ended	6 Months Ended
	6/30/2011	3/31/2011 (1)	6/30/2010	6/30/2011	6/30/2010
Net Income	6,455,221	1,180,721	11,325,930	7,635,942	22,955,015
Adjusted For:
Depreciation	5,182,251	4,798,568	4,435,289	9,980,819	8,797,190
Gain/Loss on Sale of Assets	—	—	—	—	—

FFO	11,637,472	5,979,289	15,761,219	17,616,761	31,752,205

AFFO

	3 Months Ended	3 Months Ended	3 Months Ended	6 Months Ended	6 Months Ended
	6/30/2011	3/31/2011 (1)	6/30/2010	6/30/2011	6/30/2010
FFO	11,637,472	5,979,289	15,761,219	17,616,761	31,752,205
Adjusted For:
Deferred Rental Income	(1,462,068)	1,165,922	(1,141,885)	(296,147)	(1,237,278)
Rental Income from Intangible Amortization	(362,196)	(362,196)	(492,633)	(724,393)	(2,263,298)
Amortization of Deferred Financing Fees	650,445	678,995	139,295	1,329,439	278,590
Loss on Debt Extinguishment	663,505	3,143,008	—	3,806,513	—
Indemnity Payments	143,719	—	492,875	143,719	676,484
Non-cash stock (unit)-based compensation	494,640	586,445	101,500	1,081,085	203,000
Change in Fair Value of Derivatives	—	—	(1,121,276)	—	(2,441,997)

AFFO	11,765,517	11,191,463	13,739,095	22,956,977	26,967,706

Balance Sheet Metrics	At 6/30/2011	At 12/31/2010
Cash & Equivalents	24,738,826	13,029,474

Debt		% Total		% Total
Secured — GE Mortgage Term Loan	198,730,787	38.9%	402,794,111	91.4%
Secured — Other	10,037,910	2.0%	37,781,805	8.6%
Unsecured Notes	302,687,371	59.2%	—	0.0%

Total Debt	511,456,068	100.0%	440,575,916	100.0%

Total Assets — Book Value	810,222,148		731,400,219
Total Undepreciated Book Value of Property	783,411,183		703,049,477

Total Unencumbered Assets	493,153,221		NA
Unencumbered Assets / Unsecured Debt	164.4%		NA
Portfolio Information

Rent Concentration by Operator	Operator	No. Properties	% Total Rents (1)
	Evergreen Healthcare	17	13.0%
	Daybreak Partners, LLC	32	10.7%
	Sun Mar Healthcare	13	9.8%
	Saber Health Group	16	9.3%
	Convacare Mgmt. Inc.	11	8.7%
	All Others (26 Operators)	111	48.5%

	Total	200	100.0%

Rent Concentration by State	State	No. Properties	% Total Rents (1)
	California	22	17.8%
	Texas	44	14.8%
	Arkansas	13	9.1%
	Missouri	15	7.9%
	Washington	12	6.7%
	All Others (20 States)	94	43.7%

	Total	200	100.0%

(1)	Total rent represents the rent under existing leases net of property dispositions for the 12 months ended June 30, 2011.

Rent Coverage (1)
(for 12 months ended March 31, 2011)
EBITDAR	1.4	x
EBITDARM	1.9	x

(1)	Based on properties operated by the same operator for the entire 12 month period.

Occupancy (1)
(for 12 months ended March 31, 2011)
Occupancy	74.8%

(1)	Based on beds available for use.

Quality Mix (1)
(for 12 months ended March 31, 2011)
Quality Mix	45.8%

(1)	Based on total revenues from all payor sources excluding Medicaid revenues.